UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant To Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2007

TNS, INC.

(Exact name of registrant as specified in its charter)

Delaware	File No. 1-32033	36-4430020
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

11480 Commerce Park Drive, Suite 600, Reston, Virginia		20191-1406
(Address of principal executive offices)		(Zip Code)

(703) 453-8300

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

TNS, Inc. (the “Company”) is filing this Amendment No. 1 on Form 8-K/A to amend (i) Item 2.02, (ii) Item 7.01 and (iii) Item 9.01 of its Current Report on Form 8-K announcing its results of operations for the first quarter of 2007 that was filed with the Securities and Exchange Commission on May 7, 2007 (“Original Filing”).

This Amendment No. 1 is filed for the sole purpose of amending and re-filing Exhibit 99.2 to the Original Filing, which inadvertently did not reflect the amended 2007 outlook for adjusted earnings per share–diluted of $0.80-$0.90.  The Company announced its adjustment to the 2007 outlook for adjusted earnings per share–diluted to account for the  higher interest expense associated with the Company’s recent balance sheet recapitalization in Exhibit 99.1 to the Original Filing.  Exhibit 99.2, however, included the previous 2007 outlook for adjusted earnings per share–diluted, before adjusting for the higher interest expense.

No other modifications or changes have been made to the Original Filing other than to correct the 2007 outlook for adjusted earnings per share–diluted in Exhibit 99.2.  This Amendment No. 1 sets forth the Original Filing in its entirety, as amended, and does not reflect events occurring after the Original Filing.

Item 2.02.           Results of Operations and Financial Condition.

On May 7, 2007, TNS, Inc. announced its results of operations for the first quarter of 2007, which ended March 31, 2007.  A copy of the related press release is attached as Exhibit 99.1.  In addition, certain supplemental information not included in the press release is attached as Exhibit 99.2.

Item 7.01.           Regulation FD Disclosure.

On May 7, 2007, TNS, Inc. announced its results of operations for the first quarter of 2007, which ended March 31, 2007.  A copy of the related press release is attached as Exhibit 99.1.  In addition, certain supplemental information not included in the press release is attached as Exhibit 99.2.

Item 9.01.           Financial Statements and Exhibits.

(d)	Exhibits.

	Exhibit 99.1	Press release issued May 7, 2007 regarding earnings for the first quarter 2007.

	Exhibit 99.2	Certain supplemental information not included in the press release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.

TNS, INC.
(Registrant)

Dated: May 16, 2007	By:	/s/ Henry H. Graham, Jr.
Henry H. Graham, Jr.
Chief Executive Officer

Exhibit Index

Exhibit Number	Description

99.1	Press Release issued May 7, 2007 regarding earnings for the first quarter 2007.

99.2	Certain supplemental information not included in the press release.